Exhibit 10.1
LEASE AMENDING AGREEMENT
THIS AGREEMENT dated for reference April 1, 2022,
BETWEEN:
130 E 4TH PARTNERSHIP
(the "Landlord")
AND:
ZYMEWORKS INC.
(the "Tenant")
WITNESSES THAT WHEREAS:
A.Pursuant to a lease dated for reference January 25, 2019 (the "Original Lease") between 5th & Main Partnership (the "Original Landlord"), as landlord, and the Tenant, as tenant, the Original Landlord leased to the Tenant certain premises (the "Premises") comprising a portion of the second floor and the fifth, sixth, seventh and eighth floors of the building situate at 114 East 4th Avenue, Vancouver, British Columbia and legally described as Parcel Identifier: 030-712-181, Lot A Block 24 District Lot 200A Group 1 New Westminster District Plan EPP83574, which Premises are more particularly described in the Lease;
B.Pursuant to letter dated June 27, 2019 (the "First Modification"), the Tenant exercised its expansion option pursuant to Section 10.1 of the Original Lease;
C.Pursuant to a lease expansion and modification agreement dated for reference April 16, 2020 (the "Second Modification"), the Original Landlord and the Tenant agreed to modify the lease on the terms and conditions therein contained;
D.Pursuant to a third lease modification agreement dated for reference February 17, 2021 (the "Third Modification"), the Original Landlord and the Tenant agreed to modify the lease on the terms and conditions therein contained;
E.Pursuant to a fourth lease modification agreement dated for reference May 7, 2021 (the "Fourth Modification"), the Original Landlord and the Tenant agreed to modify the lease on the terms and conditions therein contained;
F.Pursuant to an assignment of lease dated with effect January 1, 2022 (the "First Assignment"), the Original Landlord assigned its interest in and to the Original Lease to 2000 Main Holdings Inc. and Mount Pixel Projects Limited Partnership (together, the "Subsequent Landlord"), each as to an undivided 50% interest, all on the terms and conditions therein contained;

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G.Pursuant to an assignment of lease dated with effect January 1, 2022 (the "Second Assignment"), the Subsequent Landlord assigned its interest in and to the Original Lease to the Landlord, all on the terms and conditions therein contained;

H.The Original Lease, the First Modification, the Second Modification, the Third Modification, the Fourth Modification, the First Assignment and the Second Assignment are hereinafter collectively referred to as the "Lease";

I.The Landlord and the Tenant have agreed to amend the Lease and wish to confirm the “Commencement Date” for the purposes of the Lease all on the terms and conditions herein contained.
NOW THEREFORE, IN CONSIDERATION of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby confirmed by each of the parties hereto, the parties hereto agree as follows:
1.    ACKNOWLEDGEMENT
Each of the parties acknowledges, confirms and agrees to and with the other that the above Recitals are true in substance and in fact.
2.    DEFINITIONS
For the purposes of this Agreement:
(a)words or phrases defined herein will have the meanings as defined; and
(b)other capitalized words or phrases defined in the Lease will have the meanings set out in the Lease.
3.    CONFIRMATION AND AMENDMENTS
(A) The Landlord and Tenant confirm that the “Commencement Date” under the Lease is determined as February 25, 2022.
(B) The Landlord and the Tenant agree that the Lease is hereby amended by deleting Schedule B in its entirety and replacing it with Schedule B attached hereto.
4.    CONTINUING EFFECT
As and from the date hereof, this Agreement will be read and construed along with the Lease and treated as a part thereof; and the Lease, as hereby amended, will continue to be of full force and effect; and the Landlord and the Tenant confirm and ratify the Lease as hereby amended. The parties agree that all agreements, covenants, conditions and provisos contained in the Lease, except as amended or altered herein, will be and remain unaltered and in full force and effect during the remainder of the term of the Lease, as extended or renewed from time to time.
5.    ENTIRE AGREEMENT
No verbal, written, express, or implied representations, warranties, guarantees, covenants or agreements of either the Landlord or the Tenant will survive the signing of this Agreement except if they are set out in the Lease or this Agreement. This Agreement and the Lease constitute the entire agreement between the Landlord and the Tenant.

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6.TENANT'S REPRESENTATION AND WARRANTY
The Tenant represents and warrants that it has the right, full power and authority to agree to these amendments to the Lease and other provisions contained in this Agreement.
7.COUNTERPARTS
This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had all signed the same document. All counterparts will be construed together and will constitute one and the same original document.
8.EXECUTION BY FACSIMILE OR E-MAIL
This Agreement may be executed by the parties and transmitted by facsimile or e-mail and if so executed and transmitted, this Agreement will be for all purposes as effective as if the parties had delivered an executed original agreement.

SIGNATURE PAGE FOLLOWS

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9.    ENUREMENT
This Agreement and everything herein contained will enure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.
IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.
LANDLORD:
130 E 4TH PARTNERSHIP, by its partners:
2000 MAIN HOLDINGS INC.
Per:     /s/ Judy Leung
Authorized Signatory
MOUNT PIXEL PROJECTS LIMITED PARTNERSHIP,
by its general partner, 1038324 B.C. LTD.
Per:     /s/ Ryan Holmes
Authorized Signatory
TENANT:
ZYMEWORKS INC.
Per:     /s/ Neil A. Klompas
Authorized Signatory

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SCHEDULE B
MUNICIPAL AND LEGAL DESCRIPTION OF THE LANDS
1.Civic Address: 2015 Main Street, Vancouver, British Columbia

Parcel Identifier: Legal Description:	030-389-437 Lot A Block 24 District Lot 200A New Westminster District Plan EPP80624
2.Civic Address: 108 5th Avenue East, Vancouver, British Columbia

Parcel Identifier: Legal Description:	031-439-829 Lot 1 Block 30 District Lot 200A Group 1 New Westminster District Plan EPP100170
3.Civic Address: 114 East 4th Avenue, Vancouver, British Columbia

Parcel Identifier: Legal Description:	030-712-181 Lot A Block 24 District Lot 200A Group 1 New Westminster District Plan EPP83574
4.Civic Address: 111 East 5th Avenue, Vancouver, British Columbia

Parcel Identifier: Legal Description:	004-908-767 Lot 12 Block 24 District Lot 200A New Westminster District Plan VAP197
Parcel Identifier: Legal Description:	004-909-143 Lot 13 Block 24, District Lot 200A New Westminster District Plan VAP197
Parcel Identifier: Legal Description:	004-909-259 Lot 14 Block 24 District Lot 200A New Westminster District Plan VAP197
Parcel Identifier: Legal Description:	004-909-275 Lot 15 Block 24 District Lot 200A New Westminster District Plan VAP197
Parcel Identifier: Legal Description:	004-909-291 Lot 16 Block 24 District Lot 200A New Westminster District Plan VAP197

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